                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: BARBARA J. HOUSER
--------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                 3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:


/s/ Kevin K. Craig                             CONTROLLER, KITTY HAWK INC.
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                             3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------------

-------------------------------------------------------

COMPARATIVE  BALANCE  SHEET

---------------------------------------------------------------------------------------------------------
                                                               MONTH             MONTH           MONTH
                                            SCHEDULE       ----------------------------------------------
ASSETS                                       AMOUNT        JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002
---------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                   $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                     $           0    $     49,960      $      9,941         $0
---------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                          $           0    $     49,960      $      9,941         $0
---------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)           $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
5.    INVENTORY                           $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                    $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                    $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  ($33,904,344)   $    126,628      $    166,804         $0
---------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                 ($33,904,344)   $    176,588      $    176,745         $0
---------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT         $  81,907,719    $  1,185,175      $  1,185,175         $0
---------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION            $  33,669,772    $    523,013      $    523,013         $0
---------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                           $  48,237,946    $    662,162      $    662,162         $0
---------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                   $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)          $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                 $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                        $  14,333,602    $    838,750      $    838,907         $0
---------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                     $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                        $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                        $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                         $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                   ($5,739,981)      ($5,739,918)        $0
---------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                           ($5,739,981)      ($5,739,918)        $0
---------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                        $   2,811,382    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                       $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                      $           0    $          0      $          0         $0
---------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                 $   1,300,001    $  2,399,516      $  2,399,516         $0
---------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES       $   4,111,383    $  2,399,516      $  2,399,516         $0
---------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                   $   4,111,383     ($3,340,465)      ($3,340,402)        $0
---------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY          $           0    $ 12,789,185      $ 12,789,185         $0
---------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                      ($8,609,970)      ($8,609,876)        $0
---------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                                 $          0
---------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                        $           0    $  4,179,215      $  4,179,309         $0
---------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                      $   4,111,383    $    838,750      $    838,907         $0
---------------------------------------------------------------------------------------------------------
                                                           $          0      $          0         $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------------

-----------------------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------------
                                                 MONTH             MONTH           MONTH
                                            -----------------------------------------------     QUARTER
REVENUES                                     JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002       TOTAL
--------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                              $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                   $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                 $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------
4.    MATERIAL                                    $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                $0              $    0                         $    0
---------------------- ----------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                             $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                    $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION              $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                         $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                    $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                         $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                    $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                            $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)            $0               ($157)                         ($157)
--------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)           $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                            $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                    $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                         $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                 $0               ($157)           $0            ($157)
--------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                           $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                           $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                         $0              $    0                         $    0
--------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES               $0              $    0            $0           $    0
--------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                  $0              $   63                         $   63
--------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                           $0              $   94            $0           $   94
--------------------------------------------------------------------------------------------------------
                                                  $0              $    0            $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------------

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH             MONTH           MONTH         QUARTER
                                            -----------------------------------------------
DISBURSEMENTS                                JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $49,960          $  49,960        $9,941        $  49,960
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                               $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                              $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                  $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)            $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                            $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                       $     0          $ 250,157        $    0        $ 250,157
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS              $     0          $ 250,157        $    0        $ 250,157
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                            $     0          $ 250,157        $    0        $ 250,157
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $49,960          $ 300,117        $9,941        $ 300,117
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                               $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                        $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID             $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                 $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                 $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                 $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                       $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                          $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                    $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                             $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                     $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                  $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                               $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                       $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS             $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                         $     0          $ 290,176        $    0        $ 290,176
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                         $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                       $     0          $       0        $    0        $       0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES             $     0          $ 290,176        $    0        $ 290,176
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                       $     0          $ 290,176        $    0        $ 290,176
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                             $     0           ($40,019)       $    0         ($40,019)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $49,960          $   9,941        $9,941        $   9,941
----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                  MONTH             MONTH               MONTH
                                              SCHEDULE        ---------------------------------------------------
ACCOUNTS RECEIVABLE AGING                      AMOUNT          JANUARY, 2002     FEBRUARY, 2002       MARCH, 2002
-----------------------------------------------------------------------------------------------------------------
1.    0-30                                      $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
2.    31-60                                     $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
3.    61-90                                     $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
4.    91+                                       $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                 $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE           $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                 $0                  $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH: FEBRUARY 2002
                                                                                -------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                    0-30               31-60              61-90              91+
TAXES PAYABLE                       DAYS                DAYS               DAYS              DAYS               TOTAL
---------------------------------------------------------------------------------------------------------------------
1.    FEDERAL                        $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
2.    STATE                          $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
3.    LOCAL                          $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)            $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE            $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
6.    ACCOUNTS  PAYABLE              $0                 $0                 $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------

-----------------------------

STATUS OF POSTPETITION TAXES                            MONTH: FEBRUARY 2002
                                                               --------------------------------------
-----------------------------------------------------------------------------------------------------
                                  BEGINNING            AMOUNT                                ENDING
                                     TAX            WITHHELD AND/         AMOUNT               TAX
FEDERAL                           LIABILITY*         0R ACCRUED            PAID             LIABILITY
-----------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                   $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                 $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                 $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                    $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
5.    INCOME                          $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)             $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES             $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------
8.    WITHHOLDING                     $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
9.    SALES                           $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
10.   EXCISE                          $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                    $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                   $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY               $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)             $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL             $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                     $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                          02/13/95, RWD, 2/96
--------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH: FEBRUARY, 2002
                                                           ---------------------

------------------------------------------
BANK RECONCILIATIONS
                                                Account #1    Account #2    Account #3
-----------------------------------------------------------------------------------------------
A.    BANK:
--------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                                                    TOTAL
--------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                  $0                                     $0
-----------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED            $0                                     $0
-----------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                $0                                     $0
-----------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                     $0                                     $0
-----------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                 $0            $0            $0         $0
-----------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------

------------------------------------------
INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------------------
                                                DATE OF        TYPE OF       PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE     INSTRUMENT        PRICE       VALUE
-------------------------------------------------------------------------------------------------
7.    BANK ONE TRUST (ESCROW) 6801456800*      1/3/2000     MONEY MARKET    $3,625,000     $    0
-------------------------------------------------------------------------------------------------
8.    HSBC Bank USA (ESCROW) #10-876110        6/19/2000    MONEY MARKET    $3,560,463     $9,941
-------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                    $9,941
-------------------------------------------------------------------------------------------------

------------------------------------------
CASH

-------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                     $    0
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                            $9,941
-------------------------------------------------------------------------------------------------
                                                                                           $    0
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------------

                                                        MONTH:  FEBRUARY, 2002

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                        INSIDERS
-------------------------------------------------------------------------------
                                       TYPE OF             AMOUNT    TOTAL PAID
              NAME                     PAYMENT              PAID       TO DATE
-------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                             $0          $0
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                              TOTAL
                                  ORDER AUTHORIZING      AMOUNT     AMOUNT    TOTAL PAID     INCURRED
                   NAME                PAYMENT          APPROVED     PAID       TO DATE     & UNPAID*
------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                     $0          $0          $0            $0
------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                   SCHEDULED    AMOUNTS
                                    MONTHLY      PAID          TOTAL
                                    PAYMENTS    DURING        UNPAID
       NAME OF CREDITOR               DUE        MONTH     POSTPETITION
-----------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)        $0         $0            $0
-----------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)           $0         $0            $0
-----------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)           $0         $0            $0
-----------------------------------------------------------------------
4.                                                              $0
-----------------------------------------------------------------------
5.                                                              $0
-----------------------------------------------------------------------
6.   TOTAL                             $0         $0            $0
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                          ACCRUAL  BASIS-7
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------------

                                                MONTH: FEBRUARY, 2002
                                                       -------------------------

------------------------------
QUESTIONNAIRE

---------------------------------------------------------------------------------
                                                                        YES    NO
---------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                        X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
---------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                    X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
---------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
       LOANS) DUE FROM RELATED PARTIES?
---------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
       THIS REPORTING PERIOD?
---------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
       DEBTOR FROM ANY PARTY?
---------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
---------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
       PAST DUE?
---------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
---------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
---------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
       DELINQUENT?
---------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
       REPORTING PERIOD?
---------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                         X
---------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2 a) $290,176 Disbursements to Successor Trustee of (HSBC-Escrow) account for
--------------------------------------------------------------------------------
Professional Fees, Transfer to KH Inc & KH Int'l
--------------------------------------------------------------------------------
Due to timing of G/L closing, February bank info was not available for details
--------------------------------------------------------------------------------
of Trustee expenditures (to be posted in next month).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------
INSURANCE
-----------------------------------------------------------------------------
                                                                    YES    NO
-----------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER        X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
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2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
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3.     PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF
ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

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                              INSTALLMENT PAYMENTS
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     TYPE OF                                                      PAYMENT AMOUNT
      POLICY            CARRIER           PERIOD COVERED           & FREQUENCY
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SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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

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--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                             ACCRUAL BASIS
--------------------------------------------

                                               MONTH:      FEBRUARY, 2002
                                                      --------------------------

-----------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS          LINE
FORM NUMBER           NUMBER                                  FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     2                  13         SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     2                  21         Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     3                   8         All cash received into the subsidiary cash account is swept
-----------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------
     3                  31         All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------
                                      account.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     4                   6         All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
-----------------------------------------------------------------------------------------------------------------
                                      down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     7                Insr 3       All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-----------------------------------------------------------------------------------------------------------------
                                      subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------
     7                Qust 2       Due to timing of G/L closing, February bank statement info was not available
-----------------------------------------------------------------------------------------------------------------
                                      for details of Trustee expenditures (to be posted in next G/L period).
-----------------------------------------------------------------------------------------------------------------

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                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                     ACCRUAL  BASIS-Attachment
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11
--------------------------------------------

                                              MONTH: FEBRUARY, 2002
                                                    ----------------------------

 MOR #    ITEM #    LIST OR EXPLANATION

1 - BS      8       a) $166,804  Intercompany Cummulative Receivable/Payable Balance


1 - BS      22      a)  ($5,739,918) Accrued Federal Income Tax Credit (Post-petition)


1 - BS      27      a)  $2,399,516 Accrued Taxes Payable (Pre-petition)


2 - IS      13


2 - IS      16      a)  $157  Interest Income (from HSBC -Escrow account)
                    Due to timing of G/L closing, February bank info was not available for details of Trustee expenditures (to be posted in next month).

2 - IS      21


3 - CF      8       a)  $157  Interest Income (from HSBC -Escrow account)
                    b)  $250,000  I/C Transfer to HSBC -Escrow account from KH Int'l Sale Procedes account
                    Due to timing of G/L closing, February bank info was not available for details of Trustee expenditures (to be posted in next month).

4 - AP      T6      a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)


7 - QA      2       a)  $290,176  Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees,
                        Transfer to KH Inc & KH Int'l
                        Due to timing of G/L closing, February bank info was not available for details of Trustee expenditures (to be posted in next month).

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